UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017 (August 6, 2017)

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section I 3(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On August 6, 2017, the Board of Directors (the “Board”) of Assurant, Inc. (the “Company”) appointed Harriet Edelman and Debra Perry to the Board and Ms. Edelman to the Compensation Committee of the Board and Ms. Perry to the Finance and Risk Committee of the Board, effective immediately. There are no arrangements or understandings between Mmes. Edelman or Perry and any other person pursuant to which Mmes. Edelman or Perry were selected as directors and no related party transactions involving Mmes. Edelman or Perry are reportable under Item 404(a) of Regulation S-K.

As compensation for their service as directors, Mmes. Edelman and Perry will each receive annual retainers in accordance with the terms and conditions of the Assurant, Inc. Amended and Restated Directors Compensation Plan, filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2016 (the “Directors Compensation Plan”). Consistent with the terms of the Directors Compensation Plan, Mmes. Edelman and Perry will each receive an initial grant, pursuant to the Assurant, Inc. 2017 Long Term Equity Incentive Plan, of restricted stock units with a grant date fair market value of $125,000. The terms and conditions of this grant will be governed by an agreement substantially in the form of the Assurant, Inc. Restricted Stock Unit Award Agreement for Time-Based Awards for Directors, attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-8, filed with the SEC on May 12, 2017.

In connection with Mmes. Edelman’s and Perry’s appointment, the Company issued a news release on August 7, 2017, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	News Release, dated August 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

Date: August 7, 2017	By:	/s/ Bart R. Schwartz
Bart R. Schwartz
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	News Release, dated August 7, 2017